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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________
                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 13, 1998



                        GORGES/QUIK-TO-FIX FOODS, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                    333-20155                58-2263508
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)



                                9441 LBJ FREEWAY
                                   SUITE 214
                              DALLAS, TEXAS  75243
                    (Address of Principal Executive Offices)

                                  972-690-7675
              (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 4

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ITEM 5.  OTHER EVENTS.


   On November 13, 1998, Gorges/Quik-to-Fix Foods, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter and fiscal year ended October 3, 1998. The press release issued in connection therewith is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)  Exhibits
        --------

        Exhibit No.  Description
        ----------   -----------

        99.1      Press Release of the Company dated November 13, 1998

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GORGES/QUIK-TO-FIX FOODS, INC.
                                                (Registrant)



Date: November 13, 1998               By      /s/ A. Scott Letier
                                         --------------------------------
                                         A. Scott Letier
                                         Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1    Press Release of the Company dated November 13, 1998

                                       4